BORROWINGS	6 Months Ended
Jun. 30, 2024
Disclosure of borrowings [Abstract]
BORROWINGS	BORROWINGS
Non-Recourse Borrowings

	As of
US$ MILLIONS	June 30, 2024	December 31, 2023
Current	$467	$1,021
Non-current	12,621	11,007
Total	$13,088	$12,028
Non-recourse borrowings increased as compared to December 31, 2023 due to net borrowings of approximately $1.6 billion largely at our Brazilian regulated gas transmission business, partially offset by the maturity of a $250 million loan with an affiliate of Brookfield (refer to Note 13, Related Party Transactions, for further details) and the impact of foreign exchange as the Brazilian real and British pound weakened relative to the U.S. dollar